                                                               Exhibit 99.1


     CONTACTS:
     Susan G. Gaffney                              Veronica L. Rosa
     Investor Relations                            Investor Relations
     610-408-7292                                  610-408-7196
     sgaffney@ikon.com                             vrosa@ikon.com
     -----------------                             --------------

                       IKON OFFICE SOLUTIONS ANNOUNCES
                            SECOND QUARTER RESULTS

                     CONTINUES IMPROVEMENT IN FISCAL 1999

     VALLEY FORGE, PENNSYLVANIA  APRIL 28, 1999 -- IKON Office Solutions (NYSE:
IKN) today reported results for the second quarter of fiscal 1999. IKON generated net income of $22.9 million or $.15 per share.

     "We are encouraged with our continued progress," stated James J. Forese, President and Chief Executive Officer. "We posted solid earnings this quarter due in part to the effects of our expense reduction programs."

     "We have made marked progress in strengthening the quality and foundation of our business, and we're encouraged by the continuing gains in productivity that are being made in a growing number of our business regions. However, given the changing dynamics of this industry, including the rapid transition to digital solutions and the mounting competition from traditional and non-traditional players, it is clear that we must continue to move aggressively to ensure IKON's position as a leader."

     For the second quarter of fiscal 1998, the Company generated $42.1 million in net income- before transformation costs of $18.2 million - or $.27 per share. Including transformation costs, net income was $30.3 million or $.19 per share.

     Revenues for the quarter were $1.37 billion, compared to $1.43 billion in the second quarter of fiscal 1998. The 4% decline in revenue is attributable primarily to limited availability of digital equipment from IKON suppliers, reductions in the Company's salesforce and the impact of more-disciplined marketing practices, including tighter credit standards.

     As anticipated, the Company's 37.6% gross margin for the 1999 second quarter reflects a decline of 120 basis points from the first quarter of 1999, as a result of a 170 basis point decline in equipment margins due to price compression in analog products, given the advent of new digital products.

     As a result of IKON's ongoing expense reduction programs launched in the second half of Fiscal 1998, the Company posted improvement in selling, general and administrative expenses. Expenses in the quarter declined from the first quarter as a percentage of revenues by 90 basis points. "Our internal goal for the year," stated Mr. Forese, "is to reduce expenses 200 basis points from the fourth quarter of Fiscal 1998, excluding $40.4 million in charges in the fourth quarter relating to the closing of underperforming branches, executive severance packages and the settlement of lawsuits. Relative to that, we lowered expenses 70 basis points or $28.2 million in the second quarter."

     During the quarter, as a part of its ongoing program to reduce costs and raise productivity, the Company:

 . Completed its previously announced workforce reduction, eliminating 1,500 positions worldwide to enhance productivity throughout the organization;

 . Closed or merged 19 field offices in Document Services;

 . Merged four districts and three marketplaces in Business Services, North
  America;

 . Completed a previously announced initiative aimed at identifying ways to increase efficiency and reduce expenses. Final recommendations, developed jointly with PricewaterhouseCoopers, are now under review; and,

 . Began implementation of several new initiatives, including centralization of purchasing and logistics under a new vice president and the recruiting of a senior vice president of marketing to lead the development of IKON's new brand campaign and integrated marketing programs.

     "We are committed to our mission of building a total solutions company organized around our customers and the market opportunities," Mr. Forese said. IKON continues to have a number of key strengths on which to build the foundation for this strategy, including a strong cash flow and recurring revenue stream, a broad array of products and services and a highly skilled workforce."

     IKON Office Solutions (www.ikon.com) is one of the world's leading office technology companies, providing customers with total office solutions from copier and printing systems, computer networking and digital document services to copy center management, technology training and electronic file conversion. With fiscal 1998 revenues of $5.6 billion, IKON has more than 1,000 locations including the United States, Canada, Mexico, the United Kingdom, France, Germany and Denmark.

This news release includes information that may constitute forward-looking statements made pursuant to the safe harbor provisions of the federal securities laws. Although IKON believes the expectations contained in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove correct. This information is subject to risk and uncertainties such as those relating to conducting activities in a competitive environment; delays, difficulties, management transitions and employment issues associated with consolidation of, and/or changes in business operations; managing the integration of existing and acquired companies; risks and uncertainties associated with existing or future vendor relationships and general economic conditions. Therefore, actual results may differ materially from the forward-looking statements.

                                     # # #

IKON OFFICE SOLUTIONS, INC.

FINANCIAL SUMMARY (in thousands, except earnings per share)

                                                                                         THREE MONTHS ENDED MARCH 31,
                                                                            ---------------------------------------------------
                                                                                     1999               1998        % CHANGE
                                                                            -------------------    ----------------------------
REVENUES
Net sales                                                                   $           720,062    $    786,943         (8.5)  %
Service and rentals                                                                     576,467         570,066          1.1
Finance income                                                                           76,121          74,580          2.1
---------------------------------------------------------------------------------------------------------------
                                                                                      1,372,650       1,431,589         (4.1)
---------------------------------------------------------------------------------------------------------------

Costs and Expenses
Cost of goods sold                                                                      492,363         501,547         (1.8)
Service and rental costs                                                                335,101         344,658         (2.8)
Finance interest expense                                                                 29,306          32,959        (11.1)
Selling and administrative                                                              461,619         465,385         (0.8)
Transformation costs                                                                                     18,192
---------------------------------------------------------------------------------------------------------------
                                                                                      1,318,389       1,362,741         (3.3)
---------------------------------------------------------------------------------------------------------------

Operating income                                                                         54,261          68,848        (21.2)
Interest expense                                                                         18,995          16,243         16.9
---------------------------------------------------------------------------------------------------------------
Income before taxes                                                                      35,266          52,605        (33.0)
Income taxes                                                                             12,399          22,314        (44.4)
---------------------------------------------------------------------------------------------------------------
Net income                                                                               22,867          30,291        (24.5)
---------------------------------------------------------------------------------------------------------------

Less preferred dividends                                                                                  4,885
---------------------------------------------------------------------------------------------------------------
Available to common shareholders                                            $            22,867    $     25,406        (10.0)
                                                                            ===================    ============
Basic Earnings Per Share                                                             $     0.15      $     0.19        (21.1)  %
                                                                            ===================    ============
Diluted Earnings Per Share                                                           $     0.15      $     0.19        (21.1)  %
                                                                            ===================    ============
Weighted Average Common Shares Outstanding, Basic                                       148,601         134,974         10.1   %
                                                                            ===================    ============
Weighted Average Common Shares Outstanding, Diluted                                     148,870         136,302          9.2   %
                                                                            ===================    ============
Operations Analysis:
      Gross profit %, net sales                                                            31.6%           36.3%
      Gross profit %, service and rentals                                                  41.9%           39.5%
      Gross profit %, finance subsidiaries                                                 61.5%           55.8%
      Total gross profit %                                                                 37.6%           38.6%
      SG&A as a % of revenue                                                               33.6%           32.5%
      Operating income % of revenue                                                         4.0%            4.8%
      Oper inc % of rev, excl trans costs                                                                   6.1%

IKON Office Solutions, Inc.

FINANCIAL SUMMARY (IN THOUSANDS, EXCEPT EARNINGS PER SHARE)

                                                                               SIX MONTHS ENDED MARCH 31,
                                                             --------------------------------------------------------------
                                                                   1999                   1998               % CHANGE
                                                             --------------       ------------------       ----------------
REVENUES
Net sales                                                    $    1,427,781       $        1,515,048            (5.8)  %
Service and rentals                                               1,167,884                1,145,888             1.9
Finance income                                                      173,402   **             144,910            19.7
----------------------------------------------------------------------------------------------------
                                                                  2,769,067                2,805,846            (1.3)
----------------------------------------------------------------------------------------------------

Costs and Expenses
Cost of goods sold                                                  964,109                  969,747            (0.6)
Service and rental costs                                            676,690                  676,813             0.0
Finance interest expense                                             61,986                   63,705            (2.7)
Selling and administrative                                          938,874                  906,604             3.6
Transformation costs                                                                          37,711
----------------------------------------------------------------------------------------------------
                                                                  2,641,659                2,654,580            (0.5)
----------------------------------------------------------------------------------------------------

Operating income                                                    127,408                  151,266           (15.8)
Interest expense                                                     38,542                   33,272            15.8
----------------------------------------------------------------------------------------------------
Income before taxes                                                  88,866                  117,994           (24.7)
Income taxes                                                         37,323                   50,719           (26.4)
----------------------------------------------------------------------------------------------------
Net income                                                           51,543                   67,275           (23.4)
----------------------------------------------------------------------------------------------------

Less preferred dividends                                                                       9,770
----------------------------------------------------------------------------------------------------
Available to common shareholders                             $       51,543       $           57,505           (10.4)
                                                             ==============       ==================

Basic Earnings Per Share                                         $     0.35               $     0.43           (18.6)  %
                                                             ==============       ==================

Diluted Earnings Per Share                                       $     0.35               $     0.43           (18.6)  %
                                                             ==============       ==================

Weighted Average Common Shares Outstanding, Basic                   148,468                  134,344            10.5   %
                                                             ==============       ==================

Weighted Average Common Shares Outstanding, Diluted                 148,882                  135,649             9.8   %
                                                             ==============       ==================

Operations Analysis:
      Gross profit %, net sales                                        32.5%                    36.0%
      Gross profit %, service and rentals                              42.1%                    40.9%
      Gross profit %, finance subsidiaries, excl. gain                 61.0%                    56.0%
      Total gross profit %, excl. gain                                 38.2%                    39.0%
      SG&A as a % of revenue, excl. gain                               34.1%                    32.3%
      Operating income % of revenue, excl. gain                         4.1%                     5.4%
      Oper inc % of rev, excl trans costs                                                        6.7%

** - Includes $14.3 million gain on asset securitization

IKON OFFICE SOLUTIONS, INC.
--------------------------------------------------------

FINANCIAL SUMMARY (IN THOUSANDS, EXCEPT EARNINGS PER SHARE)

                                                                    4TH QTR.                1ST QTR.                  2ND QTR
                                                                    FY 1998*                 FY 1999                  FY 1999
                                                              -----------------       ------------------       ------------------
Revenues
Net sales                                                     $         775,914       $          707,719       $          720,062
Service and rentals                                                     569,420                  591,417                  576,467
Finance income                                                           82,755                   97,281   **              76,121
---------------------------------------------------------------------------------------------------------------------------------
                                                                      1,428,089                1,396,417                1,372,650
---------------------------------------------------------------------------------------------------------------------------------

COSTS AND EXPENSES
Cost of goods sold                                                      548,493                  471,746                  492,363
Service and rental costs                                                357,266                  341,589                  335,101
Finance interest expense                                                 32,272                   32,680                   29,306
Selling and administrative                                              489,840                  477,255                  461,619
---------------------------------------------------------------------------------------------------------------------------------
                                                                      1,427,871                1,323,270                1,318,389
---------------------------------------------------------------------------------------------------------------------------------

Operating income                                                            218                   73,147                   54,261
Interest expense                                                         19,712                   19,547                   18,995
---------------------------------------------------------------------------------------------------------------------------------
Income before taxes                                                     (19,494)                  53,600                   35,266
Taxes on income                                                          (1,978)                  24,924                   12,399
---------------------------------------------------------------------------------------------------------------------------------
Net income                                                              (17,516)                  28,676                   22,867
---------------------------------------------------------------------------------------------------------------------------------

Less preferred dividends                                                  4,885
---------------------------------------------------------------------------------------------------------------------------------
Net income available to common shareholders                   $         (22,401)      $           28,676       $           22,867
                                                              =================       ==================       ==================

BASIC EPS                                                                ($0.16)              $     0.19               $     0.15
                                                              =================       ==================       ==================

SHARES                                                                  136,145                  148,349                  148,601
                                                              =================       ==================       ==================

DILUTED EPS**                                                            ($0.16)              $     0.19               $     0.15
                                                              =================       ==================       ==================
SHARES                                                                  136,145                  148,907                  148,870
                                                              =================       ==================       ==================
Operations Analysis:
      Gross profit %, net sales                                            29.3%                    33.3%                    31.6%
      Gross profit %, service and rentals                                  37.3%                    42.2%                    41.9%
      Gross profit %, financing, excl. gain                                61.0%                    60.6%                    61.5%
      Total gross profit, excl. gain                                       34.3%                    38.8%                    37.6%
      SG&A as a % of revenue, excl. gain                                   34.3%                    34.5%                    33.6%
      Operating income % of revenue, excl. gain                             0.0%                     4.3%                     4.0%

* - Excludes $40.4 million of unusual items and transformation costs ** - Includes $14.3 million gain on asset securitization

THIS INFORMATION IS PROVIDED FOR ADDITIONAL ANALYSIS AND IS NOT INTENDED TO BE A PRESENTATION IN ACCORDANCE WITH GENERALLY ACCEPTED ACCOUNTING PRINCIPLES.